PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

PRIAC VARIABLE CONTRACT ACCOUNT A

Prudential Retirement Security Annuity V

Supplement to Prospectus Dated May 1, 2016

Supplement dated December 20, 2016

This Supplement should be read and retained with the current Prospectus for your Annuity. This Supplement is intended to update certain information in the Prospectus for your Annuity. If you would like another copy of the current Prospectus, please contact us at 1-877-778-2100.

We are issuing this supplement to reflect a fee reduction to the Insurance and Administrative Charge associated with this Annuity from 0.20% to 0.14%, effective January 1, 2017.

PROSPECTUS CHANGES

I.	Summary of Contract Expenses

On page 4, the table under the “Periodic Account Expenses” sub-heading has been deleted and is replaced with the following:

PERIODIC ACCOUNT EXPENSES

The table below describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including underlying mutual fund fees and expenses.

	Current	Maximum
Annual Contract Fee [2]	$0	$150
Insurance and Administrative Expenses
(As a percentage of average daily net assets of the Sub-accounts)
Insurance and Administrative Charge	0.14%	1.50%
IncomeFlex Target Benefit [3]	1.20%	1.80%
Total Annual Charge with the IncomeFlex Target Benefit [4]	1.34%	3.30%

2	Currently, we waive this fee. As shown in the table, we can increase this fee in the future up to a maximum of $150, but we have no current intention to do so.
3	The 1.80% charge is the maximum that we can impose for the IncomeFlex Target Benefit under this Contract. This maximum applies whether or not you have the Spousal Benefit and/or whether or not you have a Step-Up of the Income Base.
4	The total annual charge is the sum of the insurance and administrative charge and the charge for the IncomeFlex Target Benefit.

II.	Section 7: WHAT ARE THE EXPENSES ASSOCIATED WITH THE PRUDENTIAL RETIREMENT SECURITY ANNUITY V?

On page 26 under “INSURANCE AND ADMINISTRATIVE CHARGES,” all content in that section has been deleted and is replaced with the following:

Each day we make a deduction for the insurance and administrative charges. These charges cover our expenses for mortality and expense risk, administration, marketing and distribution. The mortality risk

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portion of the charge is for assuming the risk that the Annuitant(s) will live longer than expected based on our life expectancy tables. When this happens, we pay a greater number of Annuity Payments. The expense risk portion of the charge is for assuming the risk that the current charges will be insufficient in the future to cover the cost of administering the Contract. There is also an administrative expense component of the overall 0.14% charge. That administrative expense charge is assessed in recognition of the administrative services provided to your plan by the Designated Record Keeper, and as such, we pay that charge to the Designated Record Keeper.

The insurance and administrative charge equals, on an annual basis, the following percentages of the daily Contract Value:

	Current	Maximum
Insurance and Administrative Charge	0.14%	1.50%

While we presently charge the percentage amount reflected in the “Current” column above, we have the right to increase this charge up to the percentage amount reflected in the “Maximum” column above. We will give you written notice before increasing this charge.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

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